Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302(a)
OF THE SARBANES-OXLEY ACT OF 2002

I, Jon W. Gacek, certify that:

1)	I have reviewed this quarterly report on Form 10-Q of Quantum Corporation;

2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: February 15, 2013

/s/ JON W. GACEK
Jon W. Gacek
President and Chief Executive Officer
(Principal Executive Officer)